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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): August 9, 2004

                                 Panavision Inc.
                                 ---------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        001-12391                                          13-3593063
        ---------                                          ----------
(Commission file number)                       (IRS employer identification no.)

           6219 De Soto Avenue
       Woodland Hills, California                             91367
       --------------------------                             -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (818) 316-1000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

     On August 9, 2004, Panavision Inc. issued a press release announcing that it had completed the disposition of its interest in EFILM, LLC to Deluxe Laboratories, Inc. A copy of the press release is attached to this report as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibit

             99.1   Press Release, dated August 9, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PANAVISION INC.

Date: August 9, 2004                      By: /s/ Eric W. Golden
                                              ------------------
                                              Name:  Eric W. Golden
                                              Title: Executive Vice President,
                                                     General Counsel and
                                                     Secretary


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                                  EXHIBIT INDEX
                                  -------------


        EXHIBIT NO.          DOCUMENT
        -----------          --------

           99.1              Press Release, dated August 9, 2004